SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

                                February 18, 2000
                Date of Report (Date of earliest event reported)


                                 PE CORPORATION
               (Exact Name of Registrant as Specified In Charter)



        Delaware                       1-4389                   06-1534213
(State or Other Jurisdiction         (Commission              (IRS Employer
       of Incorporation)               File No.)             Identification No.)


                                 761 Main Avenue
                         Norwalk, Connecticut 06859-0001
          (Address of Principal Executive Offices, Including Zip Code)

                                 (203) 762-1000
              (Registrant's telephone number, including area code)

                                 Not Applicable
              (Former Name, Former Address and Formal Fiscal Year,
                         if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On January 20, 2000, the Board of Directors of PE Corporation (the "Company") declared (1) a two-for-one stock split (the "PEB 2000 Split") of shares of the Company's PE Biosystems Group Common Stock, par value $.01 per share ("PE Biosystems Stock"), and (2) a two-for-one stock split (the "CRA 2000 Split") of shares of the Company's Celera Genomics Group Common Stock, par value $.01 per share ("Celera Genomics Stock"; and together with the PE Biosystems Stock, the "Common Stock"). The PEB 2000 Split and the CRA 2000 Split were effected in the form of 100% stock dividends paid on February 18, 2000 to holders of record as of February 4, 2000.

         In accordance with Rule 416 under the Securities Act of 1933, as amended, and the July 1997 telephone interpretation manual published by the staff of the Securities and Exchange Commission (the "Commission"), the Company hereby adjusts the number of shares of PE Biosystems Stock and Celera Genomics Stock, together with associated preferred stock purchase rights ("rights"), registered with the Commission pursuant to its outstanding Registration Statements, as follows:

         (1) the Company hereby adjusts the number of shares of Celera Common Stock and associated rights registered with the Commission on Form S-3 (Registration No. 333-92225) for issuance pursuant to an option granted to The Institute for Genomic Resources to reflect the CRA 2000 Split;

         (2) the Company hereby adjusts the number of shares of Common Stock and associated rights registered with the Commission on Form S-8 (Registration No. 333-91771) for issuance pursuant to the PE Corporation 1999 Employee Stock Purchase Plan to reflect the PEB 2000 Split and the CRA 2000 Split;

         (3) the Company hereby adjusts the number of shares of PE Biosystems Stock and associated rights registered with the Commission on Form S-8 (Registration No. 333-91951) for issuance pursuant to the PE Corporation/PE Biosystems Group 1999 Stock Incentive Plan to reflect the PEB 2000 Split;

         (4) the Company hereby adjusts the number of shares of PE Biosystems Stock and associated rights registered with the Commission on Form S-8 (Registration No. 333-82679) for issuance pursuant to the PE Corporation/PE Biosystems Group 1999 Stock Incentive Plan to reflect the PEB 2000 Split and the Company's prior two-for-one stock split of PE Biosystems Stock which was paid on July 26, 1999 to holders of record as of July 12, 1999 (the "PEB 1999 Split");

         (5) the Company hereby adjusts the number of shares of Celera Genomics Stock and associated rights registered with the Commission on Form S-8 (Registration Nos. 333-82677 and 333-91955) for issuance pursuant to the PE Corporation/Celera Genomics Group 1999 Stock Incentive Plan to reflect the CRA 2000 Split;



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         (6) the Company hereby adjusts the number of shares of Common Stock and associated rights registered with the Commission on Form S-8 (Registration No. 333-68147) for issuance pursuant to The Perkin-Elmer Corporation 1998 Stock Incentive Plan to reflect the PEB 2000 Split, the PEB 1999 Split, and the CRA 2000 Split;

         (7) the Company hereby adjusts the number of shares of Common Stock and associated rights registered with the Commission on Form S-3 (Registration No. 333-39549) for issuance upon exercise of the Class G Warrants originally issued by PerSeptive Biosystems, Inc. to reflect the PEB 2000 Split, the PEB 1999 Split, and the CRA 2000 Split;

         (8) the Company hereby adjusts the number of shares of Common Stock and associated rights registered with the Commission on Form S-8 (Registration No. 333-38881) for issuance pursuant to the 1989 Stock Plan, the 1992 Stock Plan, the 1992 Non-Employee Director Stock Option Plan, and the 1997 Non-Qualified Stock Option Plan of PerSeptive Biosystems, Inc. to reflect the PEB 2000 Split, the PEB 1999 Split, and the CRA 2000 Split;

         (9) the Company hereby adjusts the number of shares of Common Stock and associated rights registered with the Commission on Form S-8 (Registration No. 333-42683) for issuance pursuant to the Molecular Informatics, Inc. 1997 Equity Ownership Plan to reflect the PEB 2000 Split, the PEB 1999 Split, and the CRA 2000 Split;

         (10) the Company hereby adjusts the number of shares of Common Stock and associated rights registered with the Commission on Form S-8 (Registration No. 333-38713) for issuance pursuant to The Perkin-Elmer Corporation 1997 Stock Incentive Plan to reflect the PEB 2000 Split, the PEB 1999 Split, and the CRA 2000 Split;

         (11) the Company hereby adjusts the number of shares of Common Stock and associated rights registered with the Commission on Form S-8 (Registration No. 333-15189) for issuance pursuant to The Perkin-Elmer Corporation 1996 Stock Incentive Plan to reflect the PEB 2000 Split, the PEB 1999 Split, and the CRA 2000 Split;

         (12) the Company hereby adjusts the number of shares of Common Stock and associated rights registered with the Commission on Form S-8 (Registration No. 333-15259) for issuance pursuant to The Perkin-Elmer Corporation 1996 Employee Stock Purchase Plan to reflect the PEB 2000 Split, the PEB 1999 Split, and the CRA 2000 Split;

         (13) the Company hereby adjusts the number of shares of Common Stock and associated rights registered with the Commission on Form S-8 (Registration No. 33-50847) for issuance pursuant to The Perkin-Elmer Corporation 1993 Stock Incentive Plan for Key Employees to reflect the PEB 2000 Split, the PEB 1999 Split, and the CRA 2000 Split;



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

         (14) the Company hereby adjusts the number of shares of Common Stock and associated rights registered with the Commission on Form S-8 (Registration No. 33-50849) for issuance pursuant to The Perkin-Elmer Corporation 1993 Director Stock Purchase and Deferred Compensation Plan to reflect the PEB 2000 Split, the PEB 1999 Split, and the CRA 2000 Split;

         (15) the Company hereby adjusts the number of shares of Common Stock and associated rights registered with the Commission on Form S-8 (Registration No. 33-58778) for issuance pursuant to the 1992 Stock Option Plan, the 1983 Supplemental Stock Option Plan, the 1987 Directors' Stock Option Plan, and the Employee Stock Purchase Plan of Applied Biosystems, Inc. to reflect the PEB 2000 Split, the PEB 1999 Split, and the CRA 2000 Split; and

         (16) the Company hereby adjusts the number of shares of Common Stock and associated rights registered with the Commission on Form S-8 (Registration No. 33-25218) for issuance pursuant to The Perkin-Elmer Corporation 1988 Stock Incentive Plan for Key Employees to reflect the PEB 2000 Split, the PEB 1999 Split, and the CRA 2000 Split.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PE CORPORATION


                                      By: /s/ William B. Sawch
                                          ---------------------------------
                                          William B. Sawch
                                          Senior Vice President,
                                          General Counsel and Secretary

Dated:  March 14, 2000



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